SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



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                                                 Commission  Only (as  permitted
                                                 by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MAPLEWOOD INVESTMENT TRUST
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
                           PRELIMINARY PROXY MATERIALS

                                the CAROLINASFUND
                            ------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 10, 1998

To the Shareholders:

A Special Shareholders' Meeting of the CAROLINASFUND (the "CAROLINASFUND"), a series of the Maplewood Investment Trust, will be held at the offices of North Carolina Shareholder Services, LLC, 107 North Washington Street, Rocky Mount, North Carolina, on Monday, June 29, 1998, at 10:00 a.m. for the following purposes:

         (1) To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets and liabilities of the CAROLINASFUND to a series of The Nottingham Investment Trust II, also called the
                  CAROLINASFUND (the "NEW CAROLINASFUND"), in exchange for shares of the NEW CAROLINASFUND and the distribution of the shares to the shareholders of the CAROLINASFUND and the subsequent liquidation and termination of the CAROLINASFUND. A vote for approval of the Plan will authorize the
                  CAROLINASFUND, as the sole shareholder of the New CarolinasFund, to approve (a) the proposed Investment Advisory Agreement for the NEW CAROLINASFUND with Morehead Capital Advisors, LLC; (b) the proposed Sub-Advisory Agreement with Capital Investment Counsel; and (c) the proposed plan of distribution.

         (2) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees has fixed the close of business on May 15, 1998 as the record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and any adjournment or adjournments thereof.

WHETHER OR NOT YOU CAN ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                               By order of the Board of Trustees

                                                              John F. Splain
                                                              Secretary

Rocky Mount, North Carolina
June 10, 1998

                       PROXY STATEMENT DATED JUNE 10, 1998

                          ACQUISITION OF THE ASSETS OF
                         the CAROLINASFUND, A SERIES OF
                         the MAPLEWOOD INVESTMENT TRUST,
                        BY AND IN EXCHANGE FOR SHARES OF
                       the NEW CAROLINASFUND, A SERIES OF
                       the NOTTINGHAM INVESTMENT TRUST II
                                P. O. DRAWER 4365
                     ROCKY MOUNT, NORTH CAROLINA 27803-0365
                               (919-972-3165X264)
                          ----------------------------

This Proxy Statement relates to the proposed transfer of all the assets and liabilities of the CAROLINASFUND (the "CAROLINASFUND"), a series of the MAPLEWOOD INVESTMENT TRUST, to a new series of The NOTTINGHAM INVESTMENT TRUST II, also called the CAROLINASFUND (the "NEW CAROLINASFUND"), in exchange for shares of the NEW CAROLINASFUND. Following such transfer, shares of the NEW CAROLINASFUND will be distributed to shareholders of the CAROLINASFUND in liquidation of the CAROLINASFUND and the CAROLINASFUND will be terminated. As a result of the proposed transaction, each shareholder of the CAROLINASFUND will receive the same number of shares of the NEW CarolinasFund as he or she held of the CAROLINASFUND having an aggregate net asset value equal to the aggregate net asset value of such shareholder's existing shares of the CAROLINASFUND.

Both the CAROLINASFUND and the NEW CAROLINASFUND are mutual funds having the same investment objective, which is to provide long-term capital growth by investing primarily in the common stocks of publicly-held companies headquartered in North and South Carolina. Current income is of secondary importance.

This Proxy Statement will be first sent to shareholders on or about June 10, 1998.

                                     SUMMARY

This summary of certain information contained in this Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the Agreement and Plan of Reorganization attached to this Proxy Statement as Exhibit A, and the prospectus of the NEW CAROLINASFUND, a copy of which is being delivered with this Proxy Statement.

Proposed Transaction. The Board of Trustees of the MAPLEWOOD INVESTMENT TRUST, including a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the assets and liabilities of the CAROLINASFUND to the NEW CAROLINASFUND in exchange for shares of the NEW CAROLINASFUND based upon the factors set forth in "Reasons for the Reorganization" below (The proposed transaction is referred to in this Proxy Statement as the "Reorganization" and the CAROLINASFUND and the NEW CAROLINASFUND are sometimes collectively referred to as the "Funds".) In connection with the Reorganization, the NEW CAROLINASFUND shares will be distributed to shareholders in liquidation of the CAROLINASFUND, and the CAROLINASFUND will be terminated. As a result of the Reorganization, each shareholder of the CAROLINASFUND will cease to be a shareholder of the CAROLINASFUND and will become the owner of the same number of full and fractional NEW CAROLINASFUND shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CAROLINASFUND as of the close of business on the business day preceding the closing date of the Reorganization. For the reasons set forth below under "Reasons for the Reorganization," the Board of Trustees of the MAPLEWOOD INVESTMENT TRUST, including a majority of the non-interested trustees, has concluded that the Reorganization would be in the best interests of the shareholders of the CAROLINASFUND and will not dilute their interests, and, therefore, recommends approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the CAROLINASFUND entitled to vote on the matter.

Tax Consequences. The Reorganization is conditioned upon receipt of an opinion of Poyner & Spruill, L.L.P., counsel to the NEW CAROLINASFUND, that no gain or loss will be recognized by the CAROLINASFUND or the CAROLINASFUND's shareholders for Federal income tax purposes as a result of the Reorganization; that the holding period and aggregate tax basis of the NEW CAROLINASFUND shares received by a shareholder of the CAROLINASFUND will be the same as the holding period and aggregate tax basis of the shareholder's CAROLINASFUND shares; and that the holding period and tax basis of the CAROLINASFUND assets in the hands of the NEW CAROLINASFUND as a result of the Reorganization will be the holding period and tax basis of those assets in the CAROLINASFUND's hands immediately prior to the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization - Tax Considerations."

Investment Objectives, Policies and Restrictions. The investment objective of both the CAROLINASFUND and The NEW CAROLINASFUND is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly traded companies headquartered in North and South Carolina. Current income is of secondary importance. In seeking to achieve these investment objectives, both Funds are guided by the same investment policies and restrictions.

Management of the NEW CAROLINASFUND. The management of the NEW CAROLINASFUND's business and affairs will be the responsibility of the Board of Trustees of The Nottingham Investment Trust II. The non-interested members of the Board of Trustees of the Maplewood Investment Trust are not the same individuals serving as the non-interested Trustees of The Nottingham Investment Trust II. The portfolio of the NEW CAROLINASFUND will be managed by Morehead Capital Advisors, LLC, 1712 East Boulevard, Charlotte, North Carolina (the "Morehead"), the same entity serving as investment Morehead to the CAROLINASFUND since its inception on January 3, 1995. The Morehead is a North Carolina Limited Liability Company established in 1994 for the purpose of managing the CAROLINASFUND.

Capital Investment Counsel ("CIC") will become Sub-Advisor to the NEW CAROLINASFUND. Richard K. Bryant, a Trustee of The Nottingham Investment Trust II and control person of the proposed Distributor to NEW CAROLINASFUND, controls CIC. Morehead will compensate CIC directly out of its compensation, based upon an agreement between the firms.

The terms of the investment advisory agreement for the NEW CAROLINASFUND are identical to the terms of the investment advisory agreement for the CAROLINASFUND except for the commencement date. The existing agreement allows for Morehead to utilize a Sub-Advisor, although prior to the formation date of NEW CAROLINASFUND a Sub-Morehead has not been formally utilized.

Advisory Fees and Operating Expenses. the CAROLINASFUND pays compensation to the Morehead at the annual rate of 1.0% of the daily average net assets of the Fund. The same advisory fee will apply to the NEW CAROLINASFUND. For the fiscal year ended February 28, 1998, the Morehead voluntarily waived its fee and reimbursed a portion of the CAROLINASFUND's operating expenses in order to limit total Fund operating expenses to 1.75% of the Fund's Institutional Shares' and 2.25% of the Fund's Investor Shares' average daily net assets, respectively. Absent such fee waiver and expense reimbursements by the Advisor, the Advisor's fee would have been 1% and total operating expenses would have been 3.61% of the Institutional Shares and 4.12% of the Investor Shares for the fiscal year ended February 28, 1998. The Morehead currently intends to waive its fee and reimburse the NEW CAROLINASFUND to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 1.75% of the Fund's Institutional Shares' and 2.25% of the Fund's Investor Shares' average daily net assets respectively. There is no assurance that any voluntary fee waivers or expense reimbursements will continue in the current or future fiscal years, and expenses of the NEW CAROLINASFUND may exceed the existing voluntary limitations.

Administrator. Countrywide Fund Services, Inc., PO Box 5354, Cincinnati, Ohio 45201 ("Countrywide") provides administrative, transfer agent, accounting and recordkeeping services to the CAROLINASFUND. the CAROLINASFUND pays Countrywide a fee for administrative services at the annual rate of 0.15% of average daily net assets, subject to a minimum fee of $1,000 per month. Countrywide receives a monthly fee of $2,000 for calculating daily the net asset value per share and maintaining the Fund's books and records. For transfer agent services, CAROLINASFUND pays Countrywide a fee payable monthly at an annual rate of $17 per account, with a minimum fee of $1,000 per month for each class of shares.

The Nottingham Company, PO Drawer 69, Rocky Mount, North Carolina 27802 ("TNC") will provide administrative and accounting services to the NEW CAROLINASFUND. North Carolina Shareholder Services, LLC, PO Box 4365, Rocky Mount, North Carolina 27803 ("NCSS") will provide transfer agent, shareholder recordkeeping and shareholder servicing services to the NEW CAROLINASFUND under a sub-contract relationship with TNC on behalf of the NEW CAROLINASFUND.

The NEW CAROLINASFUND will pay TNC a fee for administrative services at the annual rate of 0.15% of average daily net assets, not subject to a minimum monthly fee. TNC will receive a base monthly fee of $1,750 plus $750 per separate class of shares for calculating daily the net asset value per share and maintaining the Fund's books and records. For transfer agent services, NEW CAROLINASFUND will pay TNC, and TNC will in turn sub-contract to NCSS, a fee payable monthly at an annual rate of $15 per account, with a minimum fee of $750 per month for each class of shares.

Total fees paid to Countrywide for fiscal year 1998 were approximately $60,000. Assuming average net assets in the NEW CAROLINASFUND of $5 million, the total fees paid to TNC for fiscal year 1999 will be approximately $55,000.

In 1995 TNC and its controlling shareholder, Frank P. Meadows III, agreed to settle administrative proceedings instituted by the SEC, without admitting or denying the SEC's claims, relating to alleged violation of federal securities laws relating to fund accounting and procedure in the administration of other investment companies administered by TNC between 1991 and 1993. The SEC released the settlement in 1997. Pursuant to the settlement, Mr. Meadows and TNC were prohibited from future violations of federal securities laws, were assessed civil monetary penalties, and Mr. Meadows was directed to not be associated with any investment company, investment advisor, broker, dealer or transfer agent for a period of 18 months. This settlement did not restrict TNC from continuing to provide administrative services to investment companies or preclude Mr. Meadows from being associated with TNC. The Board of Trustees of The Nottingham Investment Trust II has reviewed these issues on a number of occasions and has taken all measures deemed appropriate, including renewal of existing contracts with TNC.

Distributor. Capital Investment Group, Inc., PO Box 32249, Raleigh, North Carolina 27622 will serve as Distributor of the NEW CAROLINASFUND. Richard K. Bryant, a Trustee of The Nottingham Investment Trust II, controls the Distributor, and Capital Investment Counsel, proposed Sub-Morehead to the NEW CAROLINASFUND.

Purchase Price, Redemption Price, Dividends and Distributions. Shares of the CAROLINASFUND are sold continuously at net asset value, plus a maximum 3.5% sales charge for the Investor Shares, and without a sales charge for the Institutional Shares, as will shares of the NEW CAROLINASFUND. The minimum initial investment in the CAROLINASFUND is $2,500, $1,000 for IRAs. The same minimums will apply to the NEW CAROLINASFUND.

Shares of both the CAROLINASFUND and the NEW CAROLINASFUND may be redeemed at their respective net asset values per share.

It is the practice of the CAROLINASFUND and will be the practice of the NEW CAROLINASFUND to pay dividends from net investment income, if any, quarterly and to make distributions from any net realized capital gains, annually. Dividends and capital gains distributions are automatically reinvested in additional shares of the same class of the CAROLINASFUND, unless and until the shareholder elects to receive them in cash, and the same practice will apply to the NEW CAROLINASFUND.

The Investor Shares of the CAROLINASFUND are subject to 12b-1 distribution fees of up to 0.50% of the average daily net assets. The Investor Shares of the NEW CAROLINASFUND will be subject to the same level of distribution fees. The Institutional Shares are not subject to 12b-1 fees in either the existing CAROLINASFUND or the NEW CAROLINASFUND.

Risk Factors. Because the investment objectives, policies and restrictions of the CAROLINASFUND and the NEW CAROLINASFUND are identical, an investment in the NEW CAROLINASFUND involves the same investment risks that apply to the CAROLINASFUND. These investment risks, in general, are those typically associated with concentrating in North and South Carolina equity securities. See "Information About the Funds" below.

                         REASONS FOR THE REORGANIZATION

Capital Investment Counsel will serve as Sub-Morehead to the NEW CAROLINASFUND, is also the investment Morehead to the Capital Value Fund. The Capital Value Fund was organized as the initial series in The NOTTINGHAM INVESTMENT TRUST II in 1990. TNC and NCSS provide administrative and transfer agent services to this Fund, as applicable. For efficiency of administration and operations, Morehead and Capital recommended to the Board of Trustees of both Trusts that a reorganization would be appropriate, economical, and desirable.

The Reorganization has been considered by the Board of Trustees of The NOTTINGHAM INVESTMENT TRUST II on behalf of the NEW CAROLINASFUND and the Board of Trustees of the MAPLEWOOD INVESTMENT TRUST on behalf of the CAROLINASFUND. In determining whether to recommend approval of the Reorganization to shareholders of the CAROLINASFUND, the Board of Trustees (including a majority of the non-interested trustees, with the advice and assistance of counsel) carefully
considered   information   they  deemed   necessary   to   determine   that  the
Reorganization would not result in the dilution of, and would be in the best interests of the shareholders of the CAROLINASFUND. The Board of Trustees of Maplewood gave substantial weight to representations of Advisors and others: (1) Mr. Bryant's representations to the Trustees regarding the operations of Nottingham Investment Trust II; (2) that the investment objectives, policies and restrictions of both Funds are identical; (3) that the investment Morehead and the investment advisory agreements are identical; (4) that the Reorganization will be tax-free for federal income tax purposes; (5) that Morehead has agreed to waive its advisory fee and reimburse expenses to maintain the NEW CAROLINASFUND's expense ratio at the same level as the current expense ratio;
(6) that the Statement of Assets and Liabilities of the NEW CAROLINASFUND will be reviewed by Deloitte & Touche to insure compliance with all aspects of a tax free merger of the CAROLINASFUND and the NEW CAROLINASFUND, and that the net assets and net asset value of the NEW CAROLINASFUND will be identical to the CAROLINASFUND on the Closing Date; and (7) that the anticipated expenses of the Reorganization will be borne by the Morehead and/or TNC.

In reaching the decision to recommend that the shareholders of the CAROLINASFUND vote to approve the Reorganization, the Board of Trustees of Maplewood Investment Trust concluded that the participation of the CAROLINASFUND in the Reorganization will not dilute its shareholders' interests.

                      INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement and Plan of Reorganization does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is annexed hereto as Exhibit A.

Method of Carrying Out Reorganization. If the shareholders of the CAROLINASFUND approve the Plan, the Reorganization will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") The date of consummation of the Reorganization (the "Closing Date") will be June 30, 1998 or such other date as is agreed to by the CAROLINASFUND and the NEW CAROLINASFUND, subject to termination by either party if the Closing Date does not occur on or before July 31, 1998.

On the Closing Date, the CAROLINASFUND will transfer substantially all of its assets in exchange for the assumption of all of its liabilities by the NEW CAROLINASFUND and for an identical number of shares of the NEW CAROLINASFUND having an aggregate net asset value equal to the aggregate value of the CAROLINASFUND's assets transferred to the NEW CAROLINASFUND as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (the "Calculation Date"). The stock transfer books of the CAROLINASFUND will be permanently closed as of the close of business on the Calculation Date and only redemption requests received in proper form prior to the close of trading on the New York Stock Exchange on the Calculation Date will be accepted by the CAROLINASFUND.

Redemption requests thereafter received by the CAROLINASFUND shall be deemed to be redemption requests for shares of the NEW CAROLINASFUND to be distributed to the former shareholders of the CAROLINASFUND.

Simultaneously with the closing or as soon after the Closing Date as is practicable, the CAROLINASFUND will distribute pro rata, based on each class of shares, to the shareholders of the CAROLINASFUND of record, determined as of the close of business on the Calculation Date, the NEW CAROLINASFUND shares received by the CAROLINASFUND in complete liquidation of the CAROLINASFUND.

Conditions Precedent to Closing. The obligation of the CAROLINASFUND to transfer its assets to the NEW CAROLINASFUND pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the NEW CAROLINASFUND of all the acts and undertakings required to be performed under the Plan, the receipt of certain documents from the NEW CAROLINASFUND, the receipt of opinion of counsel to the NEW CAROLINASFUND, and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The NEW CAROLINASFUND's obligation to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including the performance by the CAROLINASFUND of all acts and undertakings to be performed under the Plan, the receipt of certain documents from the CAROLINASFUND, and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The obligations of both parties are subject to the receipt of approval and authorization of the Plan by vote of not less than a majority of the votes represented by the CAROLINASFUND's shares outstanding and entitled to vote. If the Plan is not approved by shareholders, the Reorganization will not be consummated, and the Trustees will consider various courses of action, including continuing to operate the CAROLINASFUND as it presently is operated.

Expenses of the Transaction. The Morehead and/or TNC will bear all of the expenses of the Reorganization.

Tax Considerations. The consummation of the Reorganization is subject to the receipt of a favorable opinion from counsel to the NEW CAROLINASFUND in form, scope and substance satisfactory to the CAROLINASFUND and the NEW CAROLINASFUND to the effect that (i) the exchange contemplated by the Plan constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder; (ii) no gain or loss will be recognized by the CAROLINASFUND or the NEW CAROLINASFUND as a result of the Reorganization; (iii) no gain or loss will be recognized by the CAROLINASFUND shareholders upon their receipt, in the liquidation, of the NEW CAROLINASFUND shares; (iv) the tax basis of the NEW CAROLINASFUND shares received by the CAROLINASFUND shareholders will be the same as the tax basis of the CAROLINASFUND shares exchanged therefor; (v) the holding period of the NEW CAROLINASFUND shares received by CAROLINASFUND shareholders will include the period during which they held the CAROLINASFUND shares exchanged therefor, provided such CAROLINASFUND shares were held as a capital asset at the time of the exchange; (vi) the tax basis of the assets of the CAROLINASFUND in the hands of the NEW CAROLINASFUND will be the same as the basis of such assets in the hands of the CAROLINASFUND immediately prior to the transfer; (vii) the holding period of the assets of the CAROLINASFUND in the hands of the NEW CAROLINASFUND will include the holding period of the assets in the hands of the CAROLINASFUND immediately prior to the transaction. The opinion will be based upon certain representations of the CAROLINASFUND and the NEW CAROLINASFUND. No ruling has been sought from the Internal Revenue Service as to federal income tax consequences of the Reorganization, and the opinion of counsel will not be binding on the Internal Revenue Service or any court.

Shareholders of the CAROLINASFUND should consult their own tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the CAROLINASFUND should also consult their own tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Description of the NEW CAROLINASFUND Shares. Shares of the NEW CAROLINASFUND will be issued to the CarolinasFund's shareholders in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights. As shareholders of the NEW CAROLINASFUND, shareholders of the CAROLINASFUND will have the same privileges, voting rights and rights upon dissolution with respect to the NEW CAROLINASFUND as they currently have with respect to the CAROLINASFUND.

Capitalization. The capitalization of the NEW CAROLINASFUND will be the same as that of the CAROLINASFUND as of the date of the Reorganization giving effect to the proposed acquisition of assets at net asset value on that date, having an aggregate net asset value equal to the aggregate net asset value of the CAROLINASFUND'S shares.

Indemnification/Insurance. The Plan provides that Morehead and certain of its members, jointly and severally (collectively "Indemnifying Party"), will indemnify each trustee of Maplewood to the fullest extent permissible under law. The Plan also provides that if the insurance policy currently providing liability insurance for the Maplewood Trustees terminates for any reason within one year of the Closing Date, the Indemnifying Party will procure an insurance policy providing insurance at the current scope and amount of coverage for such Trustees with respect to any indemnification by Nottingham Trust pursuant to the Plan for a term ending on the first anniversary of the Closing Date.


                           INFORMATION ABOUT THE FUNDS

Both Funds are diversified, open-end investment companies. The investment objectives, policies and restrictions of the Funds, and the risk factors relating thereto, are identical and are described in detail under the captions "Investment Objectives and Policies" in their respective prospectuses. The financial highlights of the CAROLINASFUND as of February 28, 1998 are also included in the NEW CAROLINASFUND Prospectus.

The expense information relating to both Funds is described under "Fee Table" and "Management of the Fund". The nature and attributes of the shares of both Funds are described under "Dividends, Distributions and Taxation Description of Fund Shares and Other Matters" in the NEW CAROLINASFUND Prospectus. The tax consequences of investments in the CAROLINASFUND and the NEW CAROLINASFUND are identical and are those described under "Dividends, Distributions and Taxation" in the CAROLINASFUND Prospectus.

               ADDITIONAL INFORMATION ABOUT THE NEW CAROLINASFUND

Additional information about the NEW CAROLINASFUND is included in its Statement of Additional Information, which can be obtained at no charge by calling
800-525-3863. The NEW CAROLINASFUND will be subject to the information requirements for the Securities Exchange Act of 1934 and, in accordance with such requirements, will file proxy materials, reports and other information with the Securities and Exchange Commission (the "SEC"). These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, DC 20549. Copies of such material can also be obtained from the Public Reference Branch, office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates. The SEC also maintains a website (http:\\www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the NEW CAROLINASFUND.

                 ADDITIONAL INFORMATION ABOUT the CAROLINASFUND

Reports and other information filed by the CAROLINASFUND can be inspected and copied at the Public Reference Facilities maintained by the SEC, located at 450 Fifth Street, NW, Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates.

                               VOTING INFORMATION

Proxies from the shareholders of the CAROLINASFUND are being solicited by the Board of Trustees of the MAPLEWOOD INVESTMENT TRUST for the Special Meeting of Shareholders to be held on June 29, 1998, at the offices of NC Shareholder Services, LLC 107 North Washington Street, Rocky Mount, North Carolina, at 10:00 a.m.

Proxies are to be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers, employees or agents of the CAROLINASFUND. The costs of solicitation will be borne by the Morehead and/or TNC. A proxy may be revoked at any time before the meeting by written notice to the CarolinasFund, by submitting a proxy bearing a later date, or by attending and voting at the meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan.

Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the CAROLINASFUND entitled to vote thereon. While votes to abstain and broker non-votes will count toward establishing a quorum, they will not represent votes cast with respect to a proposal. The Plan will be approved only if a majority of the shares are voted in favor of the Plan. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the proposal is approved.

Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the CAROLINASFUND, but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

Under the Declaration of Trust of the MAPLEWOOD INVESTMENT TRUST and Massachusetts law, shareholders of the CAROLINASFUND are not entitled to appraisal rights and will be bound by the terms of the Plan, if approved. Any shareholder of the CAROLINASFUND may, however, redeem his or her shares at net asset value prior to the Closing Date.

Shareholders of the CAROLINASFUND of record at the close of business on May 15, 1998 will be entitled to vote at the special meeting or any adjournment of the meeting. The holders of a majority of the shares outstanding at the close of business on that date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of a majority of the outstanding shares entitled to vote therein is required to approve the Reorganization. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of May 15, 1998, as shown on the books of the CAROLINASFUND, there were issued and outstanding 67,765 Institutional Class shares and 246,716 Investor Class shares of the CAROLINASFUND. There were no shares of the NEW CAROLINASFUND outstanding on that date.

In the event that a quorum is present at the meeting but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan in favor of such adjournment and will vote those proxies required to vote AGAINST the Plan against any such adjournment.

The following table sets forth the name, address, number of shares and percentage of ownership of each person who owned of record or who is known by the CAROLINASFUND to own beneficially (i.e., possessing voting and/or investment power) 5% or more of the CAROLINASFUND's outstanding shares at May 15, 1998.

                               INSTITUTIONAL CLASS
                               -------------------

                                          Number of             Percentage of
Name and Address                           Shares                 Ownership
----------------                          ---------             -------------

The Niles Stevens Trust                    3,909.727                5.77%

Bellamy, Rutenberg, Copeland,
Epps Profit Sharing Plan and Trust         3,974.994                5.87%

Chapin Company 401(k) Plan                 3,952.997                5.83%

C. Blucher Eringhaus III*
IRA Rollover                               7,362.815               10.86%

Robert Stowe, Jr. Foundation               8,353.450               12.33%

John O. Fairey
Marie J. Fairey JTWROS                     3,952.494                5.83%

Robert W. Donaldson, Jr.
IRA                                        3,670.379                5.42%

Donald G. Walser
IRA Rollover                              11,109.909               16.39%

Broyhill Family Foundation Inc.            6,226.650                9.19%


                                 INVESTOR CLASS
                                 --------------

                                          Number of             Percentage of
Name and Address                           Shares                 Ownership
----------------                          ---------             -------------

Midsouth Data Systems, Inc.
Retirement Trust                          14,918.174                6.05%


* Trustees and officers of the CAROLINASFUND owned 10.86% of the CAROLINASFUND Institutional Class shares at May 15, 1998.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

                        FINANCIAL STATEMENTS AND EXPERTS

the CAROLINASFUND's annual report for the fiscal year ended February 28, 1998 is available at no charge by calling 800-934-1012. The annual report for the fiscal year ended February 28, 1998 has been prepared in reliance on the report of KPMG Peat Marwick, LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

Poyner & Spruill, L.L.P., Raleigh, North Carolina will pass upon certain legal matters concerning the issuance of shares of the NEW CAROLINASFUND.

                          TRANSFER AGENT AND CUSTODIAN

Countrywide Fund Services, Inc., Cincinnati, Ohio, serves as the transfer agent and dividend disbursing agent for the CAROLINASFUND and NC Shareholder Services, LLC, Rocky Mount, North Carolina, will serve as the transfer agent and dividend disbursing agent for the NEW CAROLINASFUND. The custodian for the NEW CAROLINASFUND will be First Union National Bank of North Carolina, Charlotte, North Carolina.

                                    AGREEMENT

                                       and

                             PLAN OF REORGANIZATION

         THIS AGREEMENT is made this 15th day of May, 1998, by and between the Maplewood Investment Trust, a Massachusetts business trust on behalf of the CAROLINASFUND series (the "CAROLINASFUND") and The Nottingham Investment Trust II, a Massachusetts business trust, on behalf of the CAROLINASFUND series (the "NEW CAROLINASFUND").

                               W I T N E S S E T H

         WHEREAS, the CAROLINASFUND and the NEW CAROLINASFUND are open-end, management investment companies; and

         WHEREAS, the parties hereto desire to provide for the reorganization of the CAROLINASFUND through the acquisition by the NEW CAROLINASFUND of all the assets and liabilities of the CAROLINASFUND, in exchange solely for shares of the NEW CAROLINASFUND thereafter to be distributed to the shareholders of the CAROLINASFUND in complete liquidation of the CAROLINASFUND; and

         WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS,  the  Reorganization  has  been  considered  by the  Board  of
Trustees  of  The  NOTTINGHAM   INVESTMENT   TRUST  II  on  behalf  of  the  NEW
CAROLINASFUND and the Board of Trustees of the MAPLEWOOD INVESTMENT TRUST on behalf of the CarolinasFund. In determining whether to recommend approval of the Reorganization to shareholders of the CAROLINASFUND, the Board of Trustees (including a majority of the non-interested trustees, with the advice and assistance of counsel) carefully considered information they deemed necessary to determine that the Reorganization would not result in the dilution of, and would be in the best interests of the shareholders of the CAROLINASFUND. The Board of Trustees of Maplewood Investment Trust gave substantial weight to the following representations of Morehead Capital Advisors, LLC and others: (1) Mr. Bryant's representations to the Trustees regarding the operations of Nottingham Investment Trust II; (2) that the investment objectives, policies and restrictions of both Funds are identical; (3) that the investment Morehead and the investment advisory agreements are identical; (4) that the Reorganization will be tax-free for federal income tax purposes; (5) that Morehead has agreed to waive its advisory fee and reimburse expenses to maintain the NEW CarolinasFund's expense ratio at the same level as the current expense ratio;
(6) that the Statement of Assets and Liabilities of the NEW CAROLINASFUND will be reviewed by Deloitte & Touche to insure compliance with all aspects of a tax free merger of the CAROLINASFUND and the NEW CAROLINASFUND, and that the net assets and net asset value of the NEW CAROLINASFUND will be identical to the CAROLINASFUND on the Closing Date; and (7) that the anticipated expenses of the Reorganization will be borne by the Morehead and/or THE NOTTINGHAM COMPANY; and

         WHEREAS, the Board of Trustees of the Maplewood Investment Trust has determined to recommend approval of the reorganization to the shareholders of the CAROLINASFUND; and

         WHEREAS, the Board of Trustees of the Nottingham Investment Trust II has determined that the transactions set forth herein are in the best interests of the NEW CAROLINASFUND,

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

1.  Assets to be Transferred
    A. Reorganization. Prior to the close of business on the New York Stock Exchange on the Closing Date, as herein referred to, all the assets of the CAROLINASFUND shall be delivered to First Union National Bank of North Carolina, Custodian of the NEW CAROLINASFUND (the "Custodian"), in exchange for and against delivery by the New CAROLINASFUND to the CAROLINASFUND on the Closing Date, as hereinafter defined, of the same number of shares (including, if applicable, fractional shares), having an aggregate net asset value equal to the aggregate net asset value of the CAROLINASFUND's shares of the NEW CAROLINASFUND, par value $.01 per share, as are then outstanding of the CAROLINASFUND. The NEW CAROLINASFUND shall assume all of the obligations and liabilities attributable to the CAROLINASFUND, of whatever kind or nature, whether absolute, accrued, contingent or otherwise, and whether or not determinable as of the Closing Date. All such obligations and liabilities of the CAROLINASFUND, to the extent that they exist at or after the Closing Date, shall, after the Closing Date, be and become debts, obligations and liabilities of the NEW CAROLINASFUND, and may be enforced against the NEW CAROLINASFUND to the same extent as if the same had been incurred by the NEW CAROLINASFUND.

2.  Definitions
    A. Closing Date. The closing shall be at the office of North Carolina Shareholder Services LLC, 107 North Washington Street, Rocky Mount, North Carolina, at 11:00 a.m. on June 29, 1998, or such other time and date as the parties shall mutually determine in writing, not later than June 30, 1998 (the "Closing Date"). At the closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions, receipts or other documents as such party or its counsel may reasonably request.
    B. Calculation Date. The assets of the CAROLINASFUND and the net asset value per share of the NEW CAROLINASFUND shall be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (the "Calculation Date"). The stock transfer books of the CAROLINASFUND will be permanently closed as of the close of business on the Calculation Date and only redemption requests received in proper form prior to the close of trading on the New York Stock Exchange on the Calculation Date shall be accepted by the CAROLINASFUND; redemption requests thereafter received by the CAROLINASFUND shall be deemed to be redemption requests for the shares of the NEW CAROLINASFUND (assuming that the transactions contemplated by this Agreement have been consummated) to be distributed to the shareholders of the CAROLINASFUND under this Agreement.
    C. Delivery. Portfolio securities shall be delivered by the CAROLINASFUND to the Custodian no later than five (5) business days preceding the Calculation Date for the account of the NEW CAROLINASFUND (the "Delivery Date"), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps or a check for the appropriate purchase price thereof. Notwithstanding such delivery, the CAROLINASFUND shall retain title to such portfolio and shall be permitted to continue to engage in portfolio transactions in accordance with its investment objective, policies and restrictions. The cash shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the Custodian. A confirmation for shares of the NEW CAROLINASFUND, registered in the name of the CarolinasFund, shall be delivered to the CAROLINASFUND on the Closing Date.

3. Failure to Deliver Securities. If, on the Delivery Date, the CAROLINASFUND is unable to make delivery under paragraph 2.C. to the Custodian of any of its portfolio securities for the reason that any of such securities purchased by the CAROLINASFUND prior to the Delivery Date have not yet been delivered to it by the CAROLINASFUND broker or brokers, then the NEW CAROLINASFUND may, at its sole option, waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if (i) the CAROLINASFUND has delivered the securities to the Custodian, or (ii) the CAROLINASFUND has delivered to the Custodian by or on the Delivery Date and, with respect to said undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the NEW CAROLINASFUND or Custodian, including brokers' confirmation slips.

4. The CAROLINASFUND Liquidation and Termination. As soon as practicable after the Closing Date, the Maplewood Investment Trust shall take such further actions as may be required to effect the complete liquidation and termination of the CAROLINASFUND under Massachusetts law and the Internal Revenue Code, terminate the CAROLINASFUND as a series of Maplewood Investment Trust, file the final Form NSAR on behalf of the CAROLINASFUND, and to take all such appropriate measures as may be necessary or desirable to terminate the registration of the CAROLINASFUND. At, or as soon as may be practicable following the Closing Date, the CAROLINASFUND shall instruct the NEW CAROLINASFUND that the pro rata interest (in full and fractional shares as certified by the Custodian) of each of the holders of record of the CAROLINASFUND as of the close of business on the Calculation Date as certified by the Custodian (the "CAROLINASFUND Record Holders") in the NEW CAROLINASFUND shares be registered on the books of the NEW CAROLINASFUND in the names of each of the CAROLINASFUND Record Holders, and the NEW CAROLINASFUND agrees promptly to comply with said instruction. All issued and outstanding shares of the CAROLINASFUND shall thereupon be canceled on the books of the CAROLINASFUND. The NEW CAROLINASFUND shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5. The CAROLINASFUND Securities. On the Delivery Date, the CAROLINASFUND shall deliver to the NEW CAROLINASFUND two (2) copies of a list setting forth the securities then owned by the CAROLINASFUND and the respective Federal income tax bases thereof (the "Securities List"). The CAROLINASFUND agrees to provide the NEW CAROLINASFUND on or before the Closing Date, with detailed tax basis accounting records for each security to be transferred. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the partial sale of any security transferred to the New CAROLINASFUND.

6. Expenses. Morehead Capital Advisors, LLC, the investment advisor to each party, and/or The Nottingham Company, the proposed administrator to the NEW CAROLINASFUND, shall pay all expense in connection with carrying out this Agreement. Any expenses incurred by the Maplewood Investment Trust or by the CAROLINASFUND in connection with the carrying out of this Agreement shall be reimbursed by check by one of the parties on or before the Closing Date.

7. Legal Opinions. Each party shall have received an opinion of Poyner & Spruill, L.L.P. that (i) the NEW CarolinasFund is duly formed and validly existing under the laws of The Commonwealth of Massachusetts; (ii) Nottingham Investment Trust II ("NOTTINGHAM INVESTMENT TRUST II") is an open-end management investment company registered under the 1940 Act, and the NEW CAROLINASFUND is a duly established series of NIT II; (iii) this Agreement and the Reorganization provided for herein and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Board of Trustees of NIT II and this Agreement has been duly executed and delivered by NIT II and is a valid and binding obligation of NIT II and the NEW CAROLINASFUND; (iv) to the best of its knowledge, this Agreement and the Reorganization are in compliance with the 1940 Act, the rules and regulations promulgated thereunder, and any other applicable laws; and (v) that the shares of the NEW CAROLINASFUND to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been legally issued, fully paid and non-assessable.

8. Representations and Warranties of the Nottingham Investment Trust II. The Nottingham Investment Trust II, with respect to itself and the NEW Carolinas Fund, represents and warrants to the Maplewood Investment Trust as follows:
    i. Nottingham Investment Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;
    ii. Nottingham Investment Trust II is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
    iii. The NEW CAROLINASFUND is a duly established series of Nottingham Investment Trust II;
    iv. The Statement of Assets and Liabilities of the NEW CAROLINASFUND immediately after the Closing Date, as defined herein, will be identical to the Statement of Assets and Liabilities of the CAROLINASFUND immediately prior to the Closing Date;
    v. Nottingham Investment Trust II is not, and the execution, delivery and performance of this Agreement will not result, in material violation of Nottingham Investment Trust II's Restated Agreement and Declaration of Trust or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Nottingham Investment Trust II is a party or is bound;
    vi. There is no litigation or administrative proceeding or investigation of or before any court or governmental body pending or to Nottingham Investment Trust II's knowledge threatened against Nottingham Investment Trust II with respect to the NEW CAROLINASFUND or its properties or assets, and Nottingham Investment Trust II knows of no fact which might form the basis for the institution of such proceedings, and neither Nottingham Investment Trust II nor the NEW CAROLINASFUND is a party or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their respective businesses or their respective abilities to consummate the transactions contemplated herein;
    vii. On the Closing Date all shares of beneficial interest in the NEW CAROLINASFUND will be duly authorized, legally issued, fully paid and non-assessable, and the NEW CAROLINASFUND does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the NEW CAROLINASFUND (other than dividend reinvestment plans of the NEW CAROLINASFUND or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the NEW CAROLINASFUND (except pursuant to exchange privileges described in the current Prospectus or Registration Statement of the NEW CAROLINASFUND under the 1933 Act);
    viii. Nottingham Investment Trust II has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of Nottingham Investment Trust II; and this Agreement constitutes a valid and binding obligation of Nottingham Investment Trust II and the NEW CAROLINASFUND, enforceable against Nottingham Investment Trust II and the NEW CAROLINASFUND in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles;
    ix. Nottingham Investment Trust II will provide to the CAROLINASFUND the Form N-1A Registration Statement under the 1933 Act concerning the NEW CAROLINASFUND, which does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading;
    x. The information to be furnished by Nottingham Investment Trust II for use in Registration Statements, proxy materials and other documents, in connection with the transactions contemplated hereby, will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations thereunder applicable thereto; and
    xi. The Proxy Statement to be used in connection with the transactions contemplated hereby (only insofar as it relates to the NEW
            CAROLINASFUND or Nottingham Investment Trust II), on its effective date and on the Closing Date, will conform in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

9. Covenants of Advisor and Designated Individuals. Nottingham Investment Trust II and Morehead Capital Advisors, LLC (and its individual principals identified below) covenant to the Maplewood Investment Trust and the CAROLINASFUND as follows:
    i. Nottingham Investment Trust II will use its best efforts and take all actions as may be necessary or advisable to effectuate the Reorganization and to cause to be registered and continue the NEW CAROLINASFUND in operation thereafter, including the obtaining of any regulatory approvals required to be obtained by it.
    ii. Morehead Capital Advisors, LLC, Lloyd Richter, Benjamin Richter, Ronald Wrenn, Marshall Rauch, Blucher Ehringhaus and Richard Bryant, jointly and severally (collectively, "Indemnifying Person"), agree that every person who is or has been a Trustee, officer, employee or agent of the Maplewood Investment Trust and every person who serves at the Maplewood Trustees' request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Indemnifying Person to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid to him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Maplewood Investment Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Maplewood Investment Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

            (a) The words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigation or other, including appeals), actual or threatened, and the words "liabilities" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
            (b) No indemnification shall be provided hereunder to a Trustee or officer:
                 i. against any liability to the Maplewood Investment Trust or the shareholders of the CAROLINASFUND by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his officer ("disabling conduct");
                 ii. with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;
                 iii. in the absence of a final  adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made by independent legal counsel, in a written opinion.
            (c) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in this section shall be paid by the Indemnifying Person prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Maplewood Investment Trust Trustee, officer, employee or agent to reimburse the Indemnifying Person if it is ultimately determined under this section that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Indemnifying Person shall require.
    iii. The Indemnifying Person agrees that in the event the liability insurance policy currently in place providing insurance for the Maplewood Trustees terminates for any reason within one year of the Closing Date, the Indemnifying Person shall procure an insurance policy at the current scope and amount of coverage, providing insurance for such Trustees with respect to any indemnification by the Indemnifying Person pursuant to this Agreement for a term ending on the first anniversary of the Closing Date.

10. Representations and Warranties of the Maplewood Investment Trust. The Maplewood Investment Trust, with respect to itself and the CAROLINASFUND, represents and warrants to the Nottingham Investment Trust II that Maplewood Investment Trust has full power and authority to enter into and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of Maplewood Investment Trust; and this Agreement constitutes a valid and binding obligation of Maplewood Investment Trust and the CAROLINASFUND, enforceable against Maplewood Investment Trust and the CAROLINASFUND in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and by equitable principles.

11. Representations and Warranties. All representations and warranties of Nottingham Investment Trust II and the NEW CAROLINASFUND shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. All representations and warranties of Maplewood Investment Trust and the CAROLINASFUND shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

12. Certain Conditions.
    A. Section 368 of the Internal Revenue Code. The obligations of the CAROLINASFUND under this Agreement shall be subject to the receipt by the CAROLINASFUND, on or before the Closing Date, of an opinion of Poyner & Spruill, L.L.P., in form, scope and substance satisfactory to the CAROLINASFUND and the NEW CAROLINASFUND to the effect that the exchange contemplated by this Agreement constitutes a reorganization within the meaning of section 368(a)(1)(C) of the Code and the regulations promulgated thereunder and that such transactions will give rise to the recognition of neither gain nor loss to the CAROLINASFUND or the NEW CAROLINASFUND or the NEW CAROLINASFUND shareholders. Gain, if any, will be realized by the CAROLINASFUND shareholders only to the extent that they receive in the exchange cash or other property in addition to the NEW CAROLINASFUND shares, and will be recognized, but not in excess of the amount of cash or such other property received. If the exchange has the effect of the distribution of a dividend, then the amount of gain recognized that it is not in excess of the ratable share of undistributed earnings and profits of the CAROLINASFUND will be treated as a dividend. No loss will be recognized by the CAROLINASFUND in the transaction. Such opinion shall include a statement that the earnings and profits of the CAROLINASFUND for Federal income tax purposes will be carried over to the NEW CAROLINASFUND pursuant to section 381 of the Code, no gain or loss will be recognized by the NEW CAROLINASFUND pursuant to section 1032(a) of the Code, the basis of the assets of the CAROLINASFUND acquired by the NEW CAROLINASFUND will be the same as the basis of those assets in the hands of the CAROLINASFUND immediately prior to the transaction pursuant to section 362(b) of the Code, and the holding period of the assets of the CAROLINASFUND in the hands of the NEW CAROLINASFUND will include the holding period of those assets in the hands of the CAROLINASFUND immediately prior to the transaction pursuant to section 1223(2) of the Code. Such opinion shall also state that the basis of the NEW CAROLINASFUND shares, including any fractional shares, received by the CAROLINASFUND shareholders will be, in each instance, the same as the basis of the CAROLINASFUND shares surrendered in exchange therefor, and the holding period of the NEW CAROLINASFUND shares, including any fractional shares, received by the CAROLINASFUND shareholders will include the holding period of the
         CAROLINASFUND shares surrendered in exchange therefor, provided such shares were held as capital assets on the date of such exchange.
    B. Shareholder Vote. The obligations of the CAROLINASFUND under this Agreement shall be subject to its shareholders duly approving the execution and delivery of this Agreement and the transactions contemplated herein. The Maplewood Investment Trust will call a meeting of the shareholders of the CAROLINASFUND to consider and act upon this Agreement, and to take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The CAROLINASFUND will provide the NEW CAROLINASFUND with information necessary for the preparation of the Proxy Statement in compliance with applicable securities laws in connection with the meeting of shareholders to consider approval of this Agreement and the transactions contemplated herein.
    C. Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or government agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
    D. Registration Statement. The Registration Statement filed with respect to the NEW CAROLINASFUND shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
    E. Declaration of Dividend. The CAROLINASFUND shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to shareholders all of the fund's investment company taxable income for its final taxable period and all of its net capital gain realized in its final taxable period (after reduction for any capital loss carry-forward).

13. Addresses. All notices required or permitted to be given under this Agreement shall be given in writing to the CAROLINASFUND, O.J. Peterson, II, Ten Bellona Arsenal, Midlothian, VA 23113, with copies to John F. Splain, Countrywide Fund Services, Inc., PO Box 5354, Cincinnati, OH 45201, and Tracy S. Byrd, Esq., Cors & Bassett, 1200 Carew Tower, 441 Vine Street, Cincinnati, OH 45202; and to NEW CAROLINASFUND, c/o Morehead Capital Advisors, LLC, 1712 East Boulevard, Charlotte, North Carolina, Attention:
    J.C.B. Ehringhaus, III, with a copy to M. Guy Brooks III, Esq., Poyner & Spruill, L.L.P., 3600 Glenwood Avenue, Raleigh, North Carolina 27612, or at such other place as shall be specified in a written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

14. Termination.
    A. The CAROLINASFUND or the NEW CAROLINASFUND upon the giving of written notice to the other may also terminate this Agreement, if (a) the conditions specified in paragraph 13 have not been performed on or before June 30, 1998; or (b) there occurs a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date or (c) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the respective Boards, make proceeding with the Reorganization inadvisable.
    B. In the event of termination of this Agreement pursuant to this Agreement, neither party (nor its officers or trustees) shall have any liability to the other.

15. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. The CAROLINASFUND and the NEW CAROLINASFUND agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders. Subject to the provisions of this Agreement, each party will take or cause to be taken all action, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and their seals affixed hereto by their officers thereunto duly authorized, as of the day and year first above written.


ATTEST:                                    MAPLEWOOD INVESTMENT TRUST, on behalf
                                           of CAROLINASFUND


-------------------------                  -------------------------------------


ATTEST:                                    NOTTINGHAM  INVESTMENT  TRUST II, on
                                           behalf of NEW CAROLINASFUND


-------------------------                  -------------------------------------


                                           MOREHEAD CAPITAL ADVISORS, LLC


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------


                                           -------------------------------------

                               THE CAROLINASFUND

                                      PROXY

The undersigned shareholder of The CarolinasFund (the "Fund"), an investment series of the Maplewood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), hereby constitutes and appoints John D. Marriott, Jr. and J.C.B. Ehringhaus III, and each of them singly, to serve as proxy and attorney for the undersigned, with full power of substitution, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders to be held on June 29, 1998 at the offices of North Carolina Shareholder Services, LLC, 107 North Washington Street, Rocky Mount, North Carolina, at 10:00 a.m., local time, and at any and all adjournments thereof, in respect of all shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

ITEM 1. To approve or disapprove the Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the CarolinasFund to a new series of The Nottingham Investment Trust II (the "New CarolinasFund"), in exchange for shares of the New CarolinasFund and the distribution of the shares to the shareholders of the CarolinasFund and the subsequent liquidation and termination of the CarolinasFund.

       /  /  FOR                  /  /  AGAINST             /  /  ABSTAIN

Specify desired action by check marks in the appropriate spaces. This Proxy will be voted as specified. If no specification is made, the Proxy will be voted FOR the items referred to above. The persons named proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Date _____________                     Signature(s) of Shareholder(s):

                                       -------------------------------

                                       -------------------------------

                                       The  signature(s) on this  Proxy   should
                                       correspond exactly with the shareholder's name as printed hereon.




                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES